LORD ABBETT SERIES FUND, INC.

International Core Equity Portfolio

Supplement dated July 31, 2017 to the

Prospectus dated May 1, 2017

This Supplement updates certain information contained in the Fund’s Prospectus. Please review this important information carefully. Each change below is effective July 31, 2017.

International Core Equity Portfolio

Todd Jacobson, Partner and Associate Director, is primarily responsible for the day-to-day management of the Fund, replacing the prior portfolio managers. Below is information about Mr. Jacobson and the approach he will employ in managing the Fund.

The following table replaces the table in the subsection under “Management – Portfolio Managers” on page 8 of the prospectus:

Portfolio Manager/Title	Member of the Investment Management Team Since
Todd Jacobson, Partner and Associate Director	2017

The following paragraph replaces the second paragraph under “Management and Organization of the Funds – Portfolio Managers” on page 23 of the prospectus:

Todd Jacobson, Partner and Associate Director, heads the Fund’s team and is primarily responsible for the day-to-day management of the Fund. Mr. Jacobson joined Lord Abbett in 2003 and has been a member of the team since 2017.

The following language replaces the final two paragraphs on 13 of the prospectus:

The Fund uses a bottom-up investment research approach to identify companies the Fund believes to be attractive, long-term investment opportunities. The approach is based on in-depth analysis of a company’s financial statements, business strategy, management competence and overall industry trends, among other factors. Companies might be identified from investment research analysis or personal knowledge of their products and services. The Fund’s investment approach incorporates the following:

•	A fundamental analysis of both companies and industries. This analysis attempts to determine the relative economic value of a business and support an assessment of the inherent investment risks.

•	An analysis of industry, sector and economic trends. The Fund seeks to optimize various investment strategies across sectors and regions and control overall portfolio risk characteristics.

•	Use of various quantitative models and screening tools to provide support for the construction of the portfolio.

Please retain this document for your future reference.